SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment Number 1
Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934
DATE OF REPORT:
February 29, 2008
(Date of Earliest Event Reported)
MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)
INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)
02370
(Zip Code)
NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)
781-878-6100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Ex-23.1 Consent of Wolf & Company, P.C. dated May 7, 2008.
Ex-23.2 Consent of Shatswell, MacLeod and Company, P.C. dated May 6, 2008.
Ex-99.1 Audited Consolidated Financial Statements of Slade's Ferry Bancorp as of December 31, 2006 and 2005 and for the Years Ended December 31, 2006, 2005 and 2004.
Ex-99.2 Audited Consolidated Financial Statements of Slade's Ferry Bancorp as of December 31, 2007 and 2006 and for the Years Ended December 31, 2007, 2006 and 2005.
Ex-99.3 Unaudited Pro Forma Condensed Combined Financial Statements.

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS
     On March 3, 2008, Independent Bank Corp. filed a Form 8-K reporting the closing of its acquisition of Slade’s Ferry Bancorp. on February 29, 2008. As required Independent Bank Corp. is including the financial information required by Item 9.01. The sole purpose of this amendment to the initial 8-K is to incorporate as part of the initial 8-K the information set forth below under Item 9.01 as required by Item 9.01 of Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the initial 8-K. Attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, are the audited consolidated financial statements of Slade’s Ferry Bancorp. as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 and the audited consolidated financial statements of Slade’s Ferry Bancorp. as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005.
(b) Pro Forma Financial Information
Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached consolidated financial statements were omitted from disclosure contained in the initial 8-K. Attached hereto as Exhibit 99.3 and incorporated herein by reference, is the required unaudited pro forma condensed combined financial statements.
(d) Exhibits
Exhibit 23.1:   Consent of Wolf & Company, P.C. dated May 7, 2008.
Exhibit 23.2:   Consent of Shatswell, MacLeod, & Company, P.C. dated May 6, 2008.
Exhibit 99.1:   Audited Consolidated Financial Statements of Slade’s Ferry Bancorp. as of December 31, 2006 and 2005 and for the Years
                        Ended December 31, 2006, 2005 and 2004.
Exhibit 99.2:   Audited Consolidated Financial Statements of Slade’s Ferry Bancorp. as of December 31, 2007 and 2006 and for the Years
                        Ended December 31, 2007, 2006 and 2005.
Exhibit 99.3:   Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: May 7, 2008	BY:	/s/ Denis K. Sheahan DENIS K. SHEAHAN
CHIEF FINANCIAL OFFICER AND
TREASURER